UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2010
ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of registrant as specified in its charter)

Luxembourg	1-34354	N/A

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2, rue Jean Bertholet Luxembourg	L-1233

(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: +352 24 69 79 00
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          On February 18, 2010, Altisource Portfolio Solutions S.A. (“Altisource”) filed a Current Report on Form 8-K to report it acquired all of the outstanding membership interests of The Mortgage Partnership of America, L.L.C. (“MPA”). In response to Item 9.01(a) of such Current Report on Form 8-K, Altisource stated that it would file the required financial information by amendment. Altisource hereby amends its Current Report on Form 8-K filed on February 18, 2010 to provide the required financial information.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statement of Business Acquired
     The audited consolidated financial statements of MPA as of and for the years ended December 31, 2009 and 2008 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.
     (b) Pro Forma Financial Information
     Attached hereto as Exhibit 99.3 and incorporated by reference herein are the unaudited pro forma combined balance sheet of Altisource and of the assets acquired and liabilities assumed of MPA as of December 31, 2009, and the unaudited pro forma combined statement of operations of Altisource and MPA for the year ended December 31, 2009.
     (d) Exhibits

Exhibit
Number	Description of Exhibit
23.1	Consent of Deloitte and Touche, LLP, independent auditors for The Mortgage Partnership of America, L.L.C.

99.1	Press Release issued by Altisource Portfolio Solutions on February 12, 2010.*

99.2	Consolidated Audited Financial Statements of The Mortgage Partnership of America, L.L.C. as of and for the years ended December 31, 2009 and 2008.

99.3	Unaudited Pro Forma Combined Financial Statements as of and for the year ended December 31, 2009.

*	Previously filed as an exhibit to the registrant’s Current Report on Form 8-K, filed on February 18, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALTISOURCE PORTFOLIO SOLUTIONS S.A. (Registrant)
By:	/s/ ROBERT D. STILES
Robert D. Stiles
Chief Financial Officer Date: April 27, 2010